                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Sun Company, Inc.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                                                          Your VOTE is important



                       Sun Company, Inc. Proxy Statement


[LOGO OF SUN CO. APPEARS HERE]



                                                   1998 NOTICE OF ANNUAL MEETING

[LOGO OF SUNOCO APPEARS HERE]                       SUN COMPANY, INC.
                                                    Ten Penn Center
                                                    1801 Market Street
                                                    Philadelphia, PA 19103-1699


                           NOTICE OF ANNUAL MEETING

Dear Sun Shareholder:

On Thursday, May 7, 1998, Sun Company, Inc. will hold its 1998 Annual Meeting of Shareholders at the Philadelphia Museum of Art, Van Pelt Auditorium, 26th Street and the Benjamin Franklin Parkway, Philadelphia. The meeting will begin at 9:30 a.m.

Only shareholders who owned stock at the close of business on February 10, 1998 can vote at this meeting or any adjournments that may take place. At the meeting we will:

  1. Elect a Board of Directors;

  2. Approve the appointment of our independent auditors for 1998; and

  3. Attend to other business properly presented at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS OUTLINED IN THIS PROXY STATEMENT.

At the meeting we will also report on Sun's 1997 business results and other matters of interest to shareholders.

Sun recently mailed a copy of its 1997 Annual Report to all shareholders. The approximate date of mailing for this proxy statement and card(s) is March 23, 1998.

We hope that you like the new format of our Proxy Statement. We welcome your comments.

                      By Order of the Board of Directors,

                              /s/ Ann C. Mule

                                  Ann C. Mule
                   General Attorney and Corporate Secretary
                                March 23, 1998

                               TABLE OF CONTENTS

Questions and Answers.......................................................   3
Proposals You May Vote On...................................................   7
Nominees for the Board of Directors.........................................   8
Statement on Corporate Governance...........................................  12
Board Committee Membership Roster...........................................  16
Directors' Compensation.....................................................  17
Named Executive Officers....................................................  18
  1997 Compensation Highlights..............................................  18
  Stock Performance Graph...................................................  19
Directors' and Officers' Ownership of Sun Stock.............................  20
Executive Compensation: Report of the Compensation Committee................  22
Executive Compensation, Pension Plans & Other Arrangements..................  26
  Summary Compensation Table................................................  26
  Option Grant Table........................................................  28
  Aggregated Option/SAR Exercises and Year-End Values Table.................  29
  Other Long-Term Incentive Awards..........................................  30
  Pension Plans.............................................................  31
  Severance Plans and Other Information.....................................  32

                             QUESTIONS AND ANSWERS

-------------------------------------------------------------------------------

1.  Q:    WHAT MAY I VOTE ON?
    A:    (1) The election of nominees to serve on our Board of Directors; AND
          (2) The approval of the appointment of our independent auditors for 1998.

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2.  Q:    HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
    A: The Board recommends a vote FOR each of the nominees and FOR the appointment of Ernst & Young LLP as independent auditors for 1998.

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3.  Q:    WHO IS ENTITLED TO VOTE?
    A: Shareholders as of the close of business on February 10, 1998 (the Record Date) are entitled to vote at the Annual Meeting.

-------------------------------------------------------------------------------

4.  Q:    HOW DO I VOTE?
    A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by:
          (1) notifying Sun's Corporate Secretary;
          (2) voting in person; OR
          (3) returning a later-dated proxy card.

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5.  Q:    WHO WILL COUNT THE VOTE?
    A: Representatives of The Corporation Trust Company, an independent tabulator, will count the votes and act as the inspector of election.

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6.  Q:    IS MY VOTE CONFIDENTIAL?
    A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to The Corporation Trust Company, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit The Corporation Trust Company to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

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                                       3

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7.  Q:    WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?
    A: The shares on your proxy card(s) represent ALL of your shares, including those in Sun's Dividend Reinvestment Plan and shares held in custody for your account by Bankers Trust Company as trustee for the Sun Company, Inc. Capital Accumulation Plan (or "SunCAP"), Sun's 401(k) plan for employees. If you do not return your proxy card(s), your shares (except for SunCAP) will not be voted. See Question 11 for an explanation of the voting procedure for SunCAP shares.

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8.  Q:    WHAT DOES IT MEAN IF I RECEIVE ONE BLUE AND ONE YELLOW PROXY CARD?
    A: You will receive both a blue and a yellow card only if you hold both Sun's common stock and Depositary Shares.

          BLUE CARD:      Shows the total number of shares of Sun's
                          common stock registered to you, held through the Dividend Reinvestment Plan, and/or held in SunCAP.

          YELLOW CARD:    Shows the number of Depositary Shares you own.
                          By completing the yellow card, you're
                          instructing First Chicago Trust Company of New
                          York, the Preference Stock Depositary, how to vote your underlying preference shares.

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9.  Q:    WHAT DOES IT MEAN IF I GET MORE THAN ONE BLUE OR YELLOW PROXY CARD?
    A: If your shares are registered differently and are in more than one account, you will receive more than one blue or yellow card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, First Chicago Trust Company of New York, at (800) 888-8494.

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10. Q:    HOW MANY SHARES CAN VOTE?
    A: As of the Record Date, February 10, 1998, 70,680,379 shares of common stock and 24,067,520 Depositary Shares were issued and outstanding. Every shareholder of common stock is entitled to one vote for each share held. Each Depositary Share represents one-half of a share of the Series A Cumulative Preference Stock, and is entitled to one-half of a vote. If you hold Depositary Shares, you are entitled to vote the underlying Preference Stock on all matters submitted to a vote of holders of Sun's common stock. In summary, there were a total of 82,714,139 eligible votes as of the Record Date.

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                                       4

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11. Q:    HOW IS SUN COMMON STOCK IN SUNCAP (SUN'S 401(K) PLAN FOR
          EMPLOYEES) VOTED?
    A: SunCAP votes receive the same confidentiality as all other shares voted. If you hold shares of Sun common stock through SunCAP, you must instruct the SunCAP trustee, Bankers Trust Company, how to vote your shares. If you do not return your proxy card (or return it with an unclear voting designation, or with no voting designation at all), then Bankers Trust will vote the shares in your SunCAP account in proportion to the way the other SunCAP participants voted their shares.

-------------------------------------------------------------------------------

12. Q:    WHAT IS A "QUORUM"?
    A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.

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13. Q:    WHO CAN ATTEND THE ANNUAL MEETING AND HOW DO I GET A TICKET?
    A: All shareholders on February 10, 1998 can attend. Just check the box on your proxy card or, if your shares are held through a broker and you'd like to attend, please write to Ann C. Mule, General Attorney and Corporate Secretary, Sun Company, Inc., 1801 Market Street, Philadelphia, PA 19103-1699. Include a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will send you a ticket.

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14. Q:    HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
    A: Although we do not know of any business to be considered at the 1998 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Robert H. Campbell, Sun's Chairman and Chief Executive Officer, and Jack L. Foltz, Sun's Vice President and General Counsel, to vote on such matters at their discretion.

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15. Q:    WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
    A: As of December 31, 1997, no shareholder owned more than 5% of Sun's common stock, and no shareholder owned more than 5% of the voting stock.

          However, Wellington Management Company, LLP (75 State Street, Boston, MA 02109) owned 2,165,100 Depositary Shares or 9.0% of this class (1.3% of the total voting stock). The Capital Group Companies, Inc. (333 South Hope Street, Los Angeles, CA 90071) owned 2,495,000 Depositary Shares, or 10.4% of this class (1.5% of the total voting stock).

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                                       5

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16. Q:    WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING DUE?
    A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Ann C.
          Mule, General Attorney and Corporate Secretary, Sun Company, Inc., Ten Penn Center--17th Floor, 1801 Market Street, Philadelphia, PA 19103-1699 by November 18, 1998.

          Additionally, Sun's advance notice bylaw provisions require that any shareholder proposal to be presented from the floor of the 1999 Annual Meeting must be submitted in writing to Ann C. Mule, at the above address, by December 31, 1998, and must be accompanied by the name, residence and business address of the nominating shareholder; a representation that the shareholder is a record holder of Sun stock or holds Sun stock through a broker and the number and class of shares held; and a representation that the shareholder intends to appear in person or by proxy at the 1999 Annual Meeting to present the proposal. Proposals may be presented from the floor only after Sun's Board of Directors has determined that it is a proper matter for consideration under our bylaws.

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17. Q:    CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF THE COMPANY?
    A: As a shareholder, you may recommend any person as a nominee for director of Sun by writing to the Governance Committee of the Board of Directors, c/o Sun Company, Inc., Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699. Recommendations must be received by December 31, 1998 for the 1999 Annual Meeting, and must be accompanied by the name, residence and business address of the nominating shareholder; a representation that the shareholder is a record holder of Sun stock or holds Sun stock through a broker and the number and class of shares held; a representation that the shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;
          information regarding each nominee which would be required to be included in a proxy statement; a description of any arrangement or understandings between and among the shareholder and each and every nominee; and the written consent of each nominee to serve as a director, if elected.

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18. Q:    HOW MUCH DID THIS PROXY SOLICITATION COST?
    A: Morrow & Co., Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $10,000, plus estimated out-of-pocket expenses of $20,000. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

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                                       6

                           PROPOSALS YOU MAY VOTE ON

1.ELECTION OF DIRECTORS

  There are 13 nominees for election this year. Detailed information on each is provided on pages 8 to 11. All directors are elected annually, and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

  YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2. APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

  The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for 1998 subject to your approval. Ernst & Young has served as our independent auditors since 1996. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Ernst & Young will attend the Annual Meeting to answer appropriate questions. They also may make a statement.

  Audit services provided by Ernst & Young during 1997 included an audit of Sun's consolidated financial statements, audits of the separate financial statements of certain Company affiliates, audits of employee benefit plan financial statements and a review of Sun's Annual Report and certain other filings with the SEC and certain other governmental agencies. In addition, Ernst & Young provided various non-audit services to the Company during 1997.

  YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ERNST & YOUNG'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 1998.

Abstentions or votes withheld on any of the proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.

                      NOMINEES FOR THE BOARD OF DIRECTORS

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[PICTURE OF      ROBERT H. CAMPBELL                        Director since 1988
ROBERT H.        Age 60
CAMPBELL
APPEARS HERE]    Mr. Campbell was elected Chairman of the Board of Sun in May
                 1992 and was elected Chief Executive Officer in September
                 1991. Previously, he was President from February 1991 until
                 December 1996 and an Executive Vice President from November
                 1988 until February 1991. He joined the Company in 1960. Mr.
                 Campbell is also a director of CIGNA Corporation and Hershey
                 Foods Corporation.

[PICTURE OF      RAYMOND E. CARTLEDGE                      Director since 1990
RAYMOND E.       Age 68
CARTLEDGE
APPEARS HERE]    Mr. Cartledge retired as a director of Savannah Foods &
                 Industries, Inc. in December 1997, a position he had held since January 1995, and he retired as Chairman of Savannah
                 Foods & Industries, Inc. in October 1997, a position he had held since April 1996. Mr. Cartledge retired as Chairman and Chief Executive Officer of Union Camp Corporation in June
                 1994, a position he had held since 1986, and he continues as a director. Mr. Cartledge is also a director of Blount, Inc.;
                 Chase Brass Industries, Inc.; Delta Air Lines, Inc.; and UCAR
                 International.


[PICTURE OF      ROBERT E. CAWTHORN                        Director since 1989
ROBERT E.        Age 62
CAWTHORN
APPEARS HERE]    Mr. Cawthorn became Managing Director of Global Health Care
                 Partners, DLJ Merchant Banking Partners, L.P. in January
                 1997. He is Chairman Emeritus of Rhone-Poulenc Rorer, Inc. He retired as Chairman of Rhone-Poulenc Rorer, Inc. in May 1996, a position he had held since 1986 and as Chief Executive
                 Officer in May 1995, a position he had held since 1985. He served as President of Rhone-Poulenc Rorer from 1987 to 1993, and as a director from 1984 to November 1997. He is also a director of The Vanguard Group of Investment Companies and
                 CBS Corporation.

[PICTURE OF      JOHN G. DROSDICK                          Director since 1996
JOHN G.          Age 54
DROSDICK
APPEARS HERE]    Mr. Drosdick became a director and President and Chief
                 Operating Officer of Sun in December 1996. He was President and Chief Operating Officer of Ultramar Corporation (which merged with Diamond Shamrock, Inc. in 1997 to become Ultramar
                 Diamond Shamrock Corporation) from June 1992 to August 1996, and from 1990 to June 1992, he was President of its U.S.
                 refining and marketing business. Previously, Mr. Drosdick was President and Chief Operating Officer of Tosco Corporation from 1987 to 1989, and from 1989 to 1990 he was President and Chief Executive Officer of its subsidiary, Tosco Refining
                 Company. He is also a director of BetzDearborn, Inc.

                      NOMINEES FOR THE BOARD OF DIRECTORS

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[PICTURE OF      MARY JOHNSTON EVANS                       Director since 1980
MARY JOHNSTON    Age 68
EVANS APPEARS
HERE]            Mrs. Evans is the former Vice-Chairman of Amtrak, and is a director of Baxter International Inc.; Delta Air Lines, Inc.;
                 Household International, Inc.; Saint-Gobain Corp.; Scudder
                 New Europe Fund; and The Dun & Bradstreet Corporation. In addition, Mrs. Evans is a member of the advisory board of Morgan Stanley, Dean Witter, Discover & Co.


[PICTURE OF      THOMAS P. GERRITY                         Director since 1990
THOMAS P.        Age 56
GERRITY
APPEARS HERE]    Dr. Gerrity has been Dean of The Wharton School of the
                 University of Pennsylvania since July 1990. Previously, Dr.
                 Gerrity had served as President of CSC Consulting and Vice
                 President of Computer Science Corp. from 1989 to June 1990.
                 He is also a director of Digital Equipment Corporation; CVS
                 Corporation; Reliance Group Holdings, Inc.; The Federal
                 National Mortgage Association ("Fannie Mae"); and is a trustee of the Miller, Anderson & Sherrerd LLP's Mutual Funds
                 Group.

[PICTURE OF      ROSEMARIE B. GRECO
ROSEMARIE B.     Age 51
GRECO APPEARS
HERE]            In August 1997, Ms. Greco resigned her positions as President of CoreStates Financial Corp. and as President and Chief
                 Executive Officer of CoreStates Bank. She served as Chief
                 Banking Officer of CoreStates Financial Corp. from August
                 1994 to June 1996, and as Chief Retail Services Officer from
                 October 1993 to August 1994. She was a bank director from April 1992 to August 1997. She was the President and Chief
                 Executive Officer of CoreStates First Pennsylvania Bank
                 Division of CoreStates Bank from March 1991 to August 1994.
                 Ms. Greco is also a director of PECO Energy Company.

                      NOMINEES FOR THE BOARD OF DIRECTORS

-------------------------------------------------------------------------------

[PICTURE OF      JAMES G. KAISER                           Director since 1993
JAMES G. KAISER  Age 55
APPEARS HERE]
                 Mr. Kaiser retired as President, Chief Executive Officer and director of Quanterra Incorporated in January 1996, positions he had held since June 1994. Quanterra succeeded to the environmental analytical services division of International
                 Technology Corporation and Enseco, a unit of Corning
                 Incorporated, for which Mr. Kaiser had been President and Chief Executive Officer since June 1992. Previously, he had served as Senior Vice President and General Manager of
                 Corning's Technical Products Division and Latin America/Asia
                 Pacific Exports Group since 1984. Mr. Kaiser is also a director of Mead Corp.; The Stanley Works; and The Keystone
                 Center.

[PICTURE OF      ROBERT D. KENNEDY                         Director since 1995
ROBERT D.        Age 65
KENNEDY
APPEARS HERE]    Mr. Kennedy retired as Chairman of the Board of Union Carbide
                 Corporation in December 1995, a position he had held since
                 December 1986. Previously, he served as its Chief Executive
                 Officer from April 1986 to April 1995 and its President from
                 April 1986 to 1993. Since 1985, he has been one of its directors. Mr. Kennedy is also a director of Birmingham Steel
                 Corp.; General Signal Corporation; Kmart Corporation; UCAR
                 International; Union Camp Corporation; and Lion Ore Mining
                 International, Ltd. Mr. Kennedy is also on the advisory boards of The Blackstone Group and RFE Investment Partners.

[PICTURE OF      R. ANDERSON PEW                           Director since 1978
R. ANDERSON      Age 61
PEW APPEARS
HERE]            Mr. Pew retired from Sun in May 1996 as Chief Executive
                 Officer of Radnor Corporation, a position he had held since
                 March 1995, and as President of Helios Capital Corporation, a position he had held since September 1977, both Sun subsidiaries. Mr. Pew joined Sun in 1958, and served as Corporate Secretary from May 1974 until July 1977. Mr. Pew is also Chairman of the Board of Directors of The Glenmede
                 Corporation and is a director of its subsidiary, The Glenmede
                 Trust Company. Mr. Pew is also a director of Alex. Brown
                 Capital Advisory and Trust Company.

                      NOMINEES FOR THE BOARD OF DIRECTORS

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[PICTURE OF      WILLIAM F. POUNDS                         Director since 1973
WILLIAM F.       Age 69
POUNDS APPEARS
HERE]            Dr. Pounds is a Professor at the Alfred P. Sloan School of
                 Management at Massachusetts Institute of Technology. He joined its faculty in 1961 and served as Dean of the Sloan
                 School from 1966 to 1980. Dr. Pounds retired as President and
                 Chief Executive Officer of Rockefeller Financial Services,
                 Inc. in May 1991, a position he had held since 1982. Dr.
                 Pounds is also a director of IDEXX Laboratories, Inc. and the Putnam Mutual Funds.

[PICTURE OF      G. JACKSON RATCLIFFE
G. JACKSON       Age 61
RATCLIFFE
APPEARS HERE]    Mr. Ratcliffe is Chairman of the Board of Hubbell
                 Incorporated, a position he has held since 1987, having been first elected to its Board in 1980. Since January 1988, he has also served as its President and Chief Executive Officer.
                 Mr. Ratcliffe is also a director of Aquarion Company;
                 Praxair, Inc.; and Olin Corporation.

[PICTURE OF      ALEXANDER B. TROWBRIDGE                   Director since 1990
ALEXANDER B.     Age 68
TROWBRIDGE
APPEARS HERE]    Mr. Trowbridge is President of Trowbridge Partners Inc. He
                 assumed this position in January 1990 upon his retirement as President of the National Association of Manufacturers, a position he had held since 1980. Mr. Trowbridge also serves as a director of E. M. Warburg, Pincus Funds; Harris
                 Corporation; ICOS Corporation; IRI International Corporation;
                 New England Life Insurance Company; The Gillette Company; The
                 Rouse Company; and Waste Management, Inc.

                       STATEMENT ON CORPORATE GOVERNANCE

The corporate governance standards established by the Board provide a structure within which directors and management can effectively pursue Sun's objectives for the benefit of its shareholders. Sun's business is managed under the direction of the Board of Directors, but the Board delegates the conduct of business to Sun's senior management team. The principal functions of the Board are to:

  .  Select and evaluate the Chief Executive Officer;

  . Review and approve Sun's strategic direction and annual operating plan, and monitor Sun's performance against the plan;

  .  Review management compensation and succession planning;

  .  Advise and counsel management; and

  .  Review the structure and operation of the Board.

  SELECT AND EVALUATE THE CHIEF EXECUTIVE OFFICER: Annually, the outside directors meet to evaluate the performance of the Chief Executive Officer. The results of this evaluation are then clearly communicated to the Chief Executive Officer.

  REVIEW AND APPROVE SUN'S STRATEGIC DIRECTION AND ANNUAL OPERATING PLAN, AND MONITOR SUN'S PERFORMANCE AGAINST THE PLAN: The Board stays abreast of political, regulatory and economic trends and developments that may impact Sun's strategic direction. Each year, the Board and management participate in a two-day off-site meeting at which major long-term strategies and financial and other objectives and plans are discussed and approved. Annually, the Board reviews and approves a three-year strategic plan and a yearly budget and operating plan for the Company. On an ongoing basis during the year, the Board monitors Sun's performance against its annual operating plan.

  REVIEW MANAGEMENT COMPENSATION AND SUCCESSION PLANNING: The Board reviews and approves the Chief Executive Officer's evaluation of the top management team. On an annual basis, the following occur:

  . The Chief Executive Officer reviews succession planning and management development with the Board, and provides an assessment of persons considered potential successors.

  . The Board (largely through the Compensation Committee) evaluates the compensation plans for senior management and other employees to ensure they are appropriate, competitive and properly reflect Sun's objectives and performance.

  . The Chief Executive Officer meets with the Compensation Committee to develop appropriate goals and objectives for the next year, which are then discussed with the entire Board.

  . The Compensation Committee meets to review performance against these established goals and communicates its evaluation to the Chief Executive Officer.

  ADVISE AND COUNSEL MANAGEMENT: Providing advice and counsel to management occurs both in formal Board and Committee meetings and through informal, individual director's contacts with the Chief Executive Officer and other members of management. The Board is composed of individuals whose knowledge, background, experience and judgment are useful to the Company. The information needed for the Board's decision-making generally will be found within Sun, and Board members have full access to management. On occasion, the Board may seek legal or other expert advice from a source independent of management, and generally this is done with the knowledge and concurrence of the Chief Executive Officer.

  REVIEW STRUCTURE AND OPERATIONS OF THE BOARD: The Board and the Governance Committee periodically review the Board's structure and operations.

  . SELECTION AND EVALUATION OF BOARD CANDIDATES: When searching for new nominees, the Board selects candidates based on their character, judgment, and business experience. The Governance Committee evaluates the performance of individual directors on an annual basis. This evaluation provides the basis for the Board's recommendation of a slate of directors to the shareholders. You should know the following information about this process:

     . Each director is elected annually by shareholders for a one-year term.

     . The Board consists entirely of independent outside directors except for the Chief Executive Officer and the Chief
       Operating Officer. None of the directors has a consulting contract with Sun.

     . Periodically, the full Board conducts an assessment of how it is functioning as a whole so that it may continuously improve its performance.

  .  BOARD PRACTICES: The Board observes the following general practices:

     . The mandatory retirement age for directors is 72.

     . An outside director must tender his or her resignation for consideration by the Governance Committee if the position he or she held at the time of election changes.

     . New directors must participate in an orientation process that includes reviewing extensive materials regarding Sun's business and operations, visits to Sun facilities and meetings with key personnel. As part of this process, new directors are required to attend meetings of the Board's committees on a rotating basis to acquaint them with the work and operations of each.

  . BOARD OPERATIONS AND MEETINGS: Sun's Board usually meets eight times per year in regularly scheduled meetings, but will meet more often if necessary. The Board held nine meetings during 1997, and all of the directors attended at least 75% of the Board meetings and Committee meetings of which they were members. The Board meets periodically, at least annually, without the Chief Executive Officer and the Chief Operating Officer. While the Board believes that a carefully planned agenda is important for effective Board meetings, the agenda is flexible enough to accommodate unexpected developments. You should know the following information about Board operations and meetings:

     . The items on the agenda are typically determined by the Chairman in consultation with the Board. Any director may request that an item be included on the agenda.

     . At Board meetings, ample time is scheduled to assure full discussion of important matters. Management presentations are scheduled to permit a substantial proportion of Board meeting time to be available for discussion and comments.

     . Generally, Board members receive information well in advance of Board meetings so they will have an opportunity to prepare for discussion of the items at the meeting. Information is provided from a variety of sources, including management reports, a comparison of performance to operating and financial plans, reports on Sun's stock performance and operations prepared by third parties, and articles in various business publications. In many cases, significant items requiring Board approval may be reviewed in one or more meetings and voted upon in subsequent meetings, with the intervening time being used for clarification and discussion of relevant issues.

  . COMMITTEE STRUCTURE: The full Board considers all major decisions of the Company. However, the Board has established the following five standing committees, each of which is chaired by an outside director except for the Executive Committee, so that certain important areas can be addressed in more depth than may be possible in a full Board meeting:

     . The Audit Committee examines accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews and approves Sun's financial disclosures, and evaluates the performance and recommends the appointment of independent auditors.

     . The Governance Committee reviews the role, composition and structure of the Board and its committees as well as directors' compensation. It also reviews and evaluates Board members in determining the annual directors' slate and identifies new director nominees. This Committee, along with the Board, is responsible for reviewing and updating Sun's Statement on Corporate Governance.

     . The Compensation Committee reviews matters related to compensation of the Chief Executive Officer and other senior management personnel, as well as the general employee compensation and benefit policies and practices of the Company. This Committee also approves goals for incentive plans, evaluates performance against these goals, and issues the Compensation Committee Report on executive compensation to shareholders (see pages 22 to 25).

     . The Public Affairs Committee reviews compliance with laws governing health, environment and safety, equal employment opportunity, and political activities. It also oversees the administration of corporate contributions and evaluates Sun's relationship with shareholders and all other constituencies.

     . The Executive Committee exercises the authority of the Board during the intervals between meetings of the Board.

The Board of Directors believes that corporate governance is an evolving process and periodically reviews and updates this Statement on Corporate Governance.

                       BOARD COMMITTEE MEMBERSHIP ROSTER
                           (AS OF FEBRUARY 10, 1998)

================================================================================
                                                                      PUBLIC
             NAME             AUDIT COMPENSATION EXECUTIVE GOVERNANCE AFFAIRS
================================================================================
        R. H. Campbell                                X*        x
--------------------------------------------------------------------------------
       R. E. Cartledge                    X*          x         x
--------------------------------------------------------------------------------
        R. E. Cawthorn                    x           x         x
--------------------------------------------------------------------------------
        J. G. Drosdick                                x                  x
--------------------------------------------------------------------------------
         M. J. Evans                      x           x                  X*
--------------------------------------------------------------------------------
        T. P. Gerrity            X*                             x
--------------------------------------------------------------------------------
         J. G. Kaiser                     x                              x
--------------------------------------------------------------------------------
        R. D. Kennedy                     x                     x        x
--------------------------------------------------------------------------------
          R. A. Pew              x                                       x
--------------------------------------------------------------------------------
         W. F. Pounds            x                    x         X*
--------------------------------------------------------------------------------
       A. B. Trowbridge          x                                       x
================================================================================
  Number of Meetings in 1997     6        7           1         5        3
================================================================================

  *  Chairperson

                            DIRECTORS' COMPENSATION

Sun annually benchmarks directors' compensation and strives to pay at the median for companies of comparable size in its industry. Directors are compensated partially in Sun common stock or stock equivalents to align their interests with those of shareholders. Executive officers are not paid for their services as directors. The following table summarizes the compensation of Sun's directors:

                         DIRECTORS' COMPENSATION TABLE

================================================================================
  TYPE OF COMPENSATION                                 CASH  STOCK BASED
================================================================================
  Annual Retainer                                     $8,520   $19,880/1/
--------------------------------------------------------------------------------
  Yearly Credit under Deferred Compensation Plan               $10,000/2/
--------------------------------------------------------------------------------
  Annual Retainer for Committee Chair                 $2,000
--------------------------------------------------------------------------------
  Board or Committee Attendance Fee (per meeting)/3/  $1,250
================================================================================

  NOTES TO DIRECTORS' COMPENSATION TABLE:

  /1/ 70% of the Annual Retainer of $28,400 is paid in shares of Sun common stock under the Directors' Stock Retainer Plan. On May 1, 1997, each director received 795 shares for this portion of the Annual Retainer.

  /2/ In February 1996, Sun eliminated its Non-Employee Directors' Retirement
      Plan. Each director's accrued benefit in that plan was transferred into separate accounts under the Directors' Deferred Compensation Plan in the form of share units that are not payable until death or other termination of Board service. Since May 1996, in order to maintain an overall competitive directors' compensation package, each outside director's account is credited annually with $10,000 worth of share units.

  /3/ A fee of $1,250 per day is also paid in cash for special assignments.

  . DIRECTORS' DEFERRED COMPENSATION: The Directors' Deferred Compensation Plan permits outside directors to defer all or a portion of their compensation. Payments of compensation deferred under this plan are restricted in terms of the earliest and latest dates that payments may begin. Deferred compensation is designated as share units, cash units, or a combination of both. A share unit is treated as if it were invested in shares of Sun common stock and dividend equivalents are credited to each Director in the form of additional share units. Share units are settled in cash, based upon the fair market value of Sun common stock at the time of payment. Cash units accrue interest as if they were invested in 10-year Treasury Notes.

  . DIRECTORS' STOCK OWNERSHIP GUIDELINES: In October 1997, Sun set minimum stock ownership guidelines for all directors. Each director is expected to own, within a five-year period, Sun common stock with a market value equal to at least three times the average annual director's compensation, including retainer and Board fees (currently, this ownership guideline is approximately $200,000). Included in the determination of stock ownership for purposes of these guidelines are all shares beneficially owned and any share units held in the Directors' Deferred Compensation Plan. As of the February 10, 1998 record date, all of Sun's current directors were in compliance with these stock ownership guidelines. Sun has also established stock ownership guidelines for its executives, and these are discussed on page 22.

                          NAMED EXECUTIVE OFFICERS/1/

           [PICTURE OF ROBERT H.              [PICTURE OF JOHN G.
           CAMPBELL APPEARS HERE]             DROSDICK APPEARS HERE]
           ROBERT H. CAMPBELL                 JOHN G. DROSDICK
           Chairman and                       President and
           Chief Executive Officer            Chief Operating Officer


                        1997 Compensation Highlights/2/
                                 (In Dollars)

                           [BAR CHART APPEARS HERE]

================================================================================
          R.H. Campbell  J.G. Drosdick  R.M. Aiken, Jr.  D.E. Knoll  D.M. Fretz
--------------------------------------------------------------------------------
Salary       699,140        560,040        329,992        326,976     281,996
--------------------------------------------------------------------------------
Annual
Incentive    882,000        557,300        335,900        236,600     236,600
================================================================================


  [PHOTO OF ROBERT M.        [PHOTO OF DAVID E.       [PHOTO OF DEBORAH M.
  AIKEN, JR. APPEARS HERE]   KNOLL APPEARS HERE]      FRETZ APPEARS HERE]
  ROBERT M. AIKEN, JR.       DAVID E. KNOLL           DEBORAH M. FRETZ
  Executive Vice President   Senior Vice President    Senior Vice President
  and Chief Financial        Northeast Refining       Lubricants and Logistics
  Officer                    and Chemicals

--------------------------------------------------------------------------------
/1/ The Chief Executive Officer and the next four most highly compensated executive officers during the last fiscal year.
/2/ For more comprehensive information refer to pages 26 through 30.

Sun's Performance Peer Group is composed of the major domestic independent refining and marketing companies and integrated oil companies which are both similar in size to Sun and represent its competitors in certain geographic areas:

                           STOCK PERFORMANCE GRAPH

                 COMPARISON OF FIVE-YEAR CUMULATIVE RETURN/1/
  -------------------------------
   Peer Group
  -------------------------------
   Amerada Hess
   Ashland
   Crown Central
   Tosco
   Total Petroleum, N.A./2/
   Ultramar Diamond Shamrock/2/
   USX/Marathon
   Valero
  -------------------------------

                [LINE GRAPH OF STOCK PERFORMANCE APPEARS HERE]

 -------------------------------------------------------------------------
               12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97
 -------------------------------------------------------------------------
  SUN CO. INC.   100       112       116       115       106       189
 -------------------------------------------------------------------------
  PEER GROUP     100       108       111       130       167       210
 -------------------------------------------------------------------------
  S&P 500        100       110       112       153       189       252
 -------------------------------------------------------------------------


  NOTES TO STOCK PERFORMANCE GRAPH:

  1 Assuming that the value of the investment in Sun common stock and each index was $100 on December 31, 1992, and that all dividends were reinvested, this graph compares Sun's cumulative total return (i.e., based on common stock price and dividends), plotted on an annual basis, with the S&P 500 Stock Index (a performance indicator of the overall stock market) and Sun's Performance Peer Group's cumulative total return.

  2 On December 4, 1996, Ultramar Corporation merged with Diamond Shamrock, Inc. to form Ultramar Diamond Shamrock Corporation ("UDS"). Prior to the merger, Ultramar Corporation's stock price was used in the computation of the Peer Group's Cumulative Return. On September 29, 1997, UDS acquired Total Petroleum, N.A. ("Total") in a transaction in which each share of Total was exchanged for .322 of a share of UDS. For purposes of this graph, the resultant cash value of this transaction has been reinvested in the Peer Group of companies in proportion to their market capitalization on that date.

                 DIRECTORS' & OFFICERS' OWNERSHIP OF SUN STOCK

The following table shows how much Sun common stock each Named Executive Officer and director nominee owned as of December 31, 1997. No director or executive officer beneficially owns more than 1% of the common stock, and directors and executive officers as a group beneficially own approximately 2% of the common stock. No director or executive officer beneficially owns any Depositary Shares, other than R. M. Aiken, Jr., who beneficially owns 500 Depositary Shares.

                    DIRECTORS' & OFFICERS' STOCK OWNERSHIP

===================================================================================
                                                            TOTAL OF SHARES OF
                             SHARES OF      DIRECTORS'         COMMON STOCK
                               COMMON        DEFERRED     BENEFICIALLY OWNED PLUS
                               STOCK       COMPENSATION     DIRECTORS' DEFERRED
                            BENEFICIALLY    PLAN SHARE      COMPENSATION  PLAN
  NAME                       OWNED /1/   UNIT BALANCE /2/   SHARE UNIT BALANCE
===================================================================================
  Robert M. Aiken, Jr. /3/       152,857                                  152,857
-----------------------------------------------------------------------------------
  Robert H. Campbell /3/         620,762                                  620,762
-----------------------------------------------------------------------------------
  Raymond E. Cartledge             4,402            6,659                  11,061
-----------------------------------------------------------------------------------
  Robert E. Cawthorn               4,585           21,190                  25,775
-----------------------------------------------------------------------------------
  John G. Drosdick/3/             85,000                                   85,000
-----------------------------------------------------------------------------------
  Mary J. Evans                    3,927           12,237                  16,164
-----------------------------------------------------------------------------------
  Deborah M. Fretz /3/            59,956                                   59,956
-----------------------------------------------------------------------------------
  Thomas P. Gerrity                5,297            5,848                  11,145
-----------------------------------------------------------------------------------
  Rosemarie B. Greco /4/           1,250                                    1,250
-----------------------------------------------------------------------------------
  James G. Kaiser                  3,740            3,554                   7,294
-----------------------------------------------------------------------------------
  Robert D. Kennedy               13,250            1,746                  14,996
-----------------------------------------------------------------------------------
  David E. Knoll /3,5/           167,810                                  167,810
-----------------------------------------------------------------------------------
  R. Anderson Pew /3,5/          100,352              748                 101,100
-----------------------------------------------------------------------------------
  William F. Pounds                2,555           20,046                  22,601
-----------------------------------------------------------------------------------
  G. Jackson Ratcliffe /4/         1,000                                    1,000
-----------------------------------------------------------------------------------
  Alexander B. Trowbridge          4,250            5,848                  10,098
-----------------------------------------------------------------------------------
  All directors and
   executive officers as a
   group including those
   named above /3,4,5/         1,488,138           77,876               1,566,014
===================================================================================

NOTES TO STOCK OWNERSHIP TABLE:

/1/ This column includes Sun stock held by directors and officers or by certain members of their families (for which the directors and officers have sole or shared voting or investment power), shares of common stock they hold in SunCAP and the Dividend Reinvestment Plan, and Sun securities directors and officers have the right to acquire within 60 days of December 31, 1997.

/2/ Although ultimately paid in cash, the value of share units mirrors the value of Sun common stock. Thus, the amounts ultimately realized by the directors will reflect all changes in the market value of Sun common stock from the date of deferral until the date of payout. The share units do not have voting rights.

/3/ The amounts shown include shares of Sun common stock which the following persons have the right to acquire as a result of the exercise of stock options within 60 days after December 31, 1997 under the Sun Company, Inc. Long-Term Incentive Plan ("LTIP") and under the Sun Company, Inc. Executive Long-Term Stock Investment Plan ("ELSIP"), both of which are predecessor plans to the Long-Term Performance Enhancement Plan ("LTPEP"), Sun's current long-term incentive plan:

               R. M. Aiken, Jr.  143,180 shares
               R. H. Campbell    568,690 shares
               J. G. Drosdick     40,000 shares
               D. M. Fretz        57,780 shares
               D. E. Knoll       154,170 shares
               R. A. Pew          24,870 shares

    All directors and executive officers as a group (including those named above): 1,189,320 shares

/4/ Neither Ms. Greco nor Mr. Ratcliffe has been an officer or director of Sun, and each is standing for election to Sun's Board of Directors for the first time. On February 11, 1998, Ms. Greco purchased 1,250 shares of Sun common stock, and on February 17, 1998, Mr. Ratcliffe purchased 1,000 shares of Sun common stock. These shares are included in the totals for all officers and directors as a group.

/5/ The individuals and group named in the table have sole voting and investment power with respect to shares of common stock beneficially owned, except that voting and investment power is shared as follows:

               D. E. Knoll     411 shares
               R. A. Pew    16,050 shares

       All directors and executive officers as a group (including those named above): 16,461 shares

         EXECUTIVE COMPENSATION: REPORT OF THE COMPENSATION COMMITTEE

THE COMMITTEE'S RESPONSIBILITIES: The Compensation Committee of the Board (the "Committee") has responsibility for setting and administering the policies which govern executive compensation. The Committee is composed entirely of outside directors. Reports of the Committee's actions and decisions are presented to the full Board. The purpose of this report is to summarize the philosophical principles, specific program objectives and other factors considered by the Committee in reaching its determinations regarding the executive compensation of the Named Executive Officers.

COMPENSATION PHILOSOPHY: The Committee has approved principles for the management compensation program which:

  . Encourage strong financial and operational performance of the Company;

  . Emphasize performance-based compensation ("pay at risk"), which balances rewards for short-term and long-term results;

  . Focus executives on "beating the competition" through plans which include measurements based on performance relative to peer companies;

  . Link compensation to the interests of shareholders by providing stock incentives and requiring significant shareholdings; and

  . Provide a competitive level of total compensation necessary to attract and retain talented and experienced executives.

The Committee considers stock ownership by management to be an important means of linking management's interests directly to those of shareholders. Effective January 1997, Sun adopted stock ownership guidelines for its top 40 executives. The amount of stock required to be owned increases with the level of responsibility of each executive, with the Chief Executive Officer expected to own stock with a value at least equal to three times base salary. Shares that the executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for purposes of these guidelines. Participants are expected to reach their respective stock ownership goals over a five-year period. Sun also has established stock ownership guidelines for its directors, and these are discussed on page 17.

  COMPENSATION METHODOLOGY: Sun strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. Each year the Committee reviews market data and assesses Sun's competitive position for three components of executive compensation: (1) base salary, (2) annual incentives, and (3) long-term incentives. To assist in benchmarking the competitiveness of its compensation programs, Sun participates in executive compensation surveys compiled by third-party consultants. Because the Committee believes that the Company's direct competition for executive talent is broader than the companies that are included in the Performance Peer Group established for purposes of comparing shareholder returns (see Stock Performance Graph on page 19 for more information), these surveys include companies in the Performance Peer Group and others in the oil industry. This information is supplemented by compensation information for general industry. The compensation survey data reflect adjustments for each company's relative revenue, asset base, employee population and capitalization, along with the scope of managerial responsibility and reporting relationships.

  COMPONENTS OF COMPENSATION:

  . BASE SALARY: Annual base salary is designed to compensate executives for their level of responsibility and sustained individual performance. The Committee approves in advance all salary increases for executive officers. The goal is to compensate executives within the mid-level of the range of base salaries paid by companies in the oil industry.

  . ANNUAL INCENTIVES: Annual incentive awards for the Named Executive Officers are provided in order to promote the achievement of Sun's business objectives. Each year the Committee considers the Company's prior year's performance and objectives, as well as its expectations for Sun in the upcoming year. Bearing in mind these considerations, the Committee sets certain Company performance criteria or goals which must be met before payments are made. Additionally, individual performance goals may be established for each participant. Participants receive no payments unless minimum thresholds are achieved. Payments may range from 0% to 200% of the guideline annual incentive, with payments increasing as performance improves.

     The Committee establishes a fixed percentage of annual salary as an executive's guideline annual incentive opportunity, based on comparative survey data on annual incentives paid in the oil industry. The guideline amount increases with the level of responsibility of the executive. Annual incentive awards for 1997 were based on meeting weighted objectives for two principal measurements:

     .  after-tax operating income; and

     . relative ranking, as measured by return on capital employed, or "ROCE", against the Performance Peer Group (see page 19).

  For 1997, Sun achieved slightly less than the maximum award level established for operating income and attained the maximum award level for ROCE ranking. As a result, the annual incentive approved by the Committee for each Named Executive Officer was 199% of the guideline incentive opportunity. The Bonus column of the Summary Compensation Table on page 26 contains the annual incentive earned for 1997 for each of the Named Executive Officers.

  . LONG-TERM INCENTIVE COMPENSATION: The Committee reviews and approves all long-term incentive awards. In 1996 and 1997, these awards were primarily a combination of stock options and performance-based common stock units (which represent shares of Sun common stock). These awards provide compensation to executives only if shareholder value increases. Common stock units also focus executives on "beating the competition" by measuring Sun's performance versus the Performance Peer Group. In determining the number of stock options and performance-based common stock units awarded, the Committee reviewed surveys of similar awards made to individuals in comparable positions at other oil companies and the executive's past performance. They also consider the number of long-term incentive awards previously granted to the executive.

     . Stock Options: Options have an exercise price equal to the fair market value of common stock on the date of grant and are typically exercisable beginning two years from the date of grant.

     . Common Stock Units: Performance-based common stock units are earned only if the Company's total common stock shareholder return (stock price appreciation plus dividend yield) for a three-year performance period compares favorably to that of the Performance Peer Group. Additionally, if the price of Sun common stock at the end of the performance period is less than the price at the beginning of this period, no common stock units will be earned regardless of how Sun performs versus the Performance Peer Group. In order to ensure the retention of key executives, or as part of the compensation to a new executive hired from outside the Company, the Committee also occasionally grants common stock units which require only continued employment as a condition of vesting.

  CHIEF EXECUTIVE OFFICER COMPENSATION: The non-employee directors meet annually, in private, to review Mr. Campbell's performance. The Committee uses this performance evaluation in considering Mr. Campbell's compensation. The Chief Executive Officer participates in the same programs and receives compensation based on the same factors as the other executive officers. However, Mr. Campbell's overall compensation reflects a greater degree of policy and decision-making authority and a higher level of responsibility with respect to the strategic direction and financial and operational results of the Company. The Chief Executive Officer's compensation components are:

  . BASE SALARY: As a result of Sun's performance in 1996, Mr. Campbell did not receive a salary increase for 1997.

  . ANNUAL INCENTIVE: Annual incentive compensation for Mr. Campbell is based upon relative attainment of the annual performance goals for the Company, and on Mr. Campbell's individual objectives as determined by the Committee. Based on these criteria, Mr. Campbell was awarded $882,000 representing 199% of his guideline incentive for performance in 1997.

  . LONG-TERM INCENTIVE AWARDS: In December 1997, Mr. Campbell received a grant of 50,000 stock options which become exercisable in December 1999, and 15,000 performance-based common stock units. In determining the amounts granted, the Committee considered, without specific weighting, the performance of the Company and relative total shareholder return, the value of such awards granted to other chief executive officers in the oil industry, and the number of stock options and common stock units granted in prior years.

  OMNIBUS BUDGET RECONCILIATION ACT OF 1993: This Act has had no material impact upon Sun's ability to take a tax deduction for annual compensation in excess of $1 million paid to any of the Named Executive Officers. Therefore, the Committee has determined that it is not necessary to seek shareholder approval to amend any current compensation plan at this time to comply with this Act.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION: There are none.

  Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

              Raymond E. Cartledge, Chair
              Robert E. Cawthorn
              Mary J. Evans
              James G. Kaiser
              Robert D. Kennedy

           EXECUTIVE COMPENSATION, PENSION PLANS & OTHER ARRANGEMENTS


                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM COMPENSATION/3/
                                                                      ---------------------------------
                                        ANNUAL COMPENSATION                    AWARDS           PAYOUTS
                               -------------------------------------- -----------------------   -------
                                                           OTHER      RESTRICTED   SECURITIES
                                 BASE                     ANNUAL        STOCK      UNDERLYING    LTIP         ALL OTHER
  NAME AND PRINCIPAL      YEAR SALARY/1/    BONUS     COMPENSATION/2/   AWARDS      OPTIONS     PAYOUTS    COMPENSATION/4/
  POSITION                        ($)        ($)            ($)          ($)          (#)         ($)            ($)
============================================================================================================================
  R. H. CAMPBELL          1997  699,140    882,000/5/           0            0       50,000        0           53,935
  Chairman of the         1996  699,140          0          4,789            0       45,000        0           48,922
  Board and Chief         1995  699,140    377,000          3,409            0      100,000        0           48,922
  Executive Officer
--------------------------------------------------------------------------------------------------------------------------
  J. G. DROSDICK          1997  560,040    557,300        125,047      104,688/6/    40,000        0            5,852
  President and           1996   56,004/6/       0              0      581,250/6/   140,000/6/     0              328
  Chief Operating
  Officer
--------------------------------------------------------------------------------------------------------------------------
  R. M. AIKEN, JR.        1997  329,992    335,900          3,997            0       16,000        0           21,347
  Executive Vice          1996  329,992          0          3,864            0       19,200        0           20,974
  President and Chief     1995  327,886    122,000          2,650            0       21,820        0           20,163
  Financial Officer
--------------------------------------------------------------------------------------------------------------------------
  D. E. KNOLL             1997  326,976    236,600          3,470      104,688/7/    10,910        0           20,636
  Senior Vice President,  1996  326,976          0          3,520            0       10,910        0           20,636
  Northeast Refining and  1995  339,749    100,000          3,885            0       21,820        0           20,201
  Chemicals
--------------------------------------------------------------------------------------------------------------------------
  D. M. FRETZ             1997  281,996    236,600          5,283            0       10,910     71,626/8/      14,912
  Senior Vice President,  1996  266,417          0          5,053      257,500/8/    13,090        0           14,083
  Lubricants and          1995  233,836    103,000          2,863            0       21,820        0           11,541
  Logistics
============================================================================================================================

NOTES TO SUMMARY COMPENSATION TABLE:

/1/ Included in this column are fees received in 1995 by Mr. Aiken, Mr. Knoll and Ms. Fretz for serving on the Board of Directors of Suncor Inc., Sun's former Canadian subsidiary prior to its divestment. The U.S. dollar value of these fees was as follows:

       R. M. Aiken, Jr.,--$10,738; D. E. Knoll,--$19,585; and D. M. Fretz,--
       $14,780.

    Sun sold its remaining interest in Suncor on June 8, 1995, and no one from Sun served as a Suncor director in 1996 or 1997.

/2/ For each of the Named Executive Officers, the amounts in this column reflect reimbursements for the payment of taxes associated with certain payments for club memberships. For Mr. Drosdick, this column also reflects the payment of $41,953 in certain expenses and $43,063 for payment of taxes associated with moving and relocation.

/3/ Long-term awards in 1997 and 1996 were composed of stock options and common stock units (representing shares of Sun common stock). The performance-based common stock unit portion of these awards is reflected in the table of Performance-Based Common Stock Unit Awards on page 30. Other common stock unit awards made in 1997 and 1996 are included in the Summary Compensation Table as Restricted Stock Awards, and are described in further detail in notes 5 through 8 below. In 1995, long-term awards were composed solely of stock options.

/4/ The table below shows the components of this column for 1997:

                         COMPANY MATCH UNDER           COST OF
                     DEFINED CONTRIBUTION PLANS* TERM LIFE INSURANCE  TOTAL
                     --------------------------- ------------------- -------
   R. H. Campbell              $34,957                 $18,978       $53,935
   J. G. Drosdick                3,231                   2,621         5,852
   R. M. Aiken, Jr.             16,500                   4,847        21,347
   D. E. Knoll                  16,349                   4,287        20,636
   D. M. Fretz                  14,100                     812        14,912

   * Executive officers participate in two defined contribution plans: (i) SunCAP, Sun's 401(k) plan for most employees, and (ii) the Sun Company, Inc. Savings Restoration Plan. The Savings Restoration Plan permits a SunCAP participant to continue receiving the Company-matching contribution even after reaching certain limitations under the Internal Revenue Code.

/5/ $534,000 of R.H. Campbell's total 1997 annual incentive award was deferred in the form of share units under Sun's Deferred Compensation Plan. These share units are treated as if invested in shares of Sun common stock, and are credited with dividend equivalents in the form of additional share units.

/6/ J. G. Drosdick became an employee of Sun on November 15, 1996. As part of his Employment Agreement with Sun, Mr. Drosdick received a one-time grant of 100,000 stock options (exercisable after two years at an exercise price of $23.25) and an award of 25,000 common stock units (valued at $581,250 on the date of grant which will vest and be payable after three years of continued employment with the Company). Additionally, Mr. Drosdick was granted a special award of 2,500 common stock units in 1997, with a value of $104,688 on the date of grant. These common stock units are payable in installments of 1,250 shares in 1999 and 1,250 shares in 2000. Payment is contingent only upon his continued employment with Sun as of each payment date. The value of the 27,500 outstanding common stock units at December 31, 1997 was $1,156,733. The common stock units are entitled to dividend equivalents.

/7/ In 1997, D. E. Knoll was granted a special award of 2,500 common stock units with a value of $104,688 on the date of grant. These common stock units are payable in installments of 1,250 shares in 1999 and 1,250 shares in 2000. Payment is contingent only upon his continued employment with Sun as of each payment date. The value of these common stock units at December 31, 1997 was $105,158. The common stock units are entitled to dividend equivalents.

/8/ In 1996, D. M. Fretz was granted a special award of 10,000 common stock units with a value of $257,500 on the date of grant. 2,000 shares with a value of $71,626 were paid to Ms. Fretz in 1997. The remaining portion of this award is payable in installments of 3,000 shares in 1998 and 5,000 shares in 1999. Payment is contingent only upon her continued employment with the Company as of each payment date. The value of the remaining 8,000 common stock units at December 31, 1997 was $336,504.

                              OPTION GRANT TABLE

The following table presents additional information concerning the option awards shown in the Summary Compensation Table for fiscal year 1997. These options to purchase common stock were granted to the Named Executive Officers under Sun's Long-Term Performance Enhancement Plan ("LTPEP").

                           OPTION GRANTS IN 1997/1/

===========================================================================================================
                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                            ASSUMED ANNUAL RATES OF
                                                                          STOCK PRICE APPRECIATION FOR
                               INDIVIDUAL GRANTS                                 OPTION TERM/3/
---------------------------------------------------------------------------------------------------------
                                         PERCENT OF
                                           TOTAL
                            SECURITIES    OPTIONS                           0%        5%         10%
                            UNDERLYING   GRANTED TO EXERCISE
                             OPTIONS     EMPLOYEES   OR BASE              STOCK     STOCK       STOCK
                            GRANTED/2/   IN FISCAL    PRICE   EXPIRATION  PRICE     PRICE       PRICE
           NAME           --------------    YEAR    ($/SHARE)    DATE    $39.875   $64.952     $103.425
                           DATE   NUMBER
===========================================================================================================
  R. H. CAMPBELL          12/3/97 50,000    9.0      39.875    12/2/07         0    1,253,850   3,177,500
  Chairman of the
  Board and Chief
  Executive Officer
-----------------------------------------------------------------------------------------------------------
  J. G. DROSDICK          12/3/97 40,000    7.2      39.875    12/2/07         0    1,003,080   2,542,000
  President and
  Chief Operating
  Officer
-----------------------------------------------------------------------------------------------------------
  R. M. AIKEN, JR.        12/3/97 16,000    2.9      39.875    12/2/07         0      401,232   1,016,800
  Executive Vice
  President and Chief
  Financial Officer
-----------------------------------------------------------------------------------------------------------
  D. E. KNOLL             12/3/97 10,910    2.0      39.875    12/2/07         0      273,590     693,331
  Senior Vice President,
  Northeast Refining
  and Chemicals
-----------------------------------------------------------------------------------------------------------
  D. M. FRETZ             12/3/97 10,910    2.0      39.875    12/2/07         0      273,590     693,331
  Senior Vice President,
  Lubricants and
  Logistics
===========================================================================================================

NOTES TO OPTION GRANT TABLE:

/1/ No Stock Appreciation Rights ("SARs") were granted in 1997.

/2/ Each option was awarded with an exercise price equal to the fair market value of a share of Sun common stock on the date of the grant and will become exercisable two years from the grant date. These stock options were granted along with an equal number of limited rights. Limited rights become exercisable only in the event of a Change in Control of the Company (as defined on page 32) and permit the holder to be paid in cash the appreciation on a stock option instead of exercising the option.

/3/ These dollar amounts are not intended to forecast future appreciation of the common stock price. Executives will not benefit unless the common stock price increases above the stock option exercise price. Any gain to the executives resulting from common stock price appreciation would benefit all shareholders of the common stock. The additional value realized by all shareholders of Sun common stock as a group based on these assumed appreciation levels is as follows:

            APPRECIATION LEVEL              ADDITIONAL VALUE
            ------------------              ----------------
                    0%                             $0
                    5%                       $1,776,164,012
                   10%                       $4,501,145,392

              AGGREGATED OPTION/SAR EXERCISES AND YEAR-END VALUES

The following table shows information for the Named Executive Officers, concerning:

    (i)    exercises of stock options and SARs during 1997; and

    (ii) the amount and values of unexercised stock options and SARs as of December 31, 1997.

    AGGREGATED OPTION/SAR EXERCISES IN 1997 AND YEAR-END OPTION/SAR VALUES

==========================================================================================
              NUMBER OF
              SECURITIES                                          VALUE OF UNEXERCISED
              UNDERLYING                NUMBER OF SECURITIES          IN-THE-MONEY
               OPTIONS/                      UNDERLYING         OPTIONS/SARS AT YEAR-END
                 SARS        VALUE    OPTIONS/SARS GRANTED (#)             ($)
     NAME     EXERCISED   REALIZED/1/ ------------------------- --------------------------
                 (#)          ($)     EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
==========================================================================================
  R. H.
   CAMPBELL
  Chairman      12,516/2/    58,644     568,690       50,000     7,219,852      109,400
  of the
  Board and
  Chief
  Executive
  Officer
------------------------------------------------------------------------------------------
  J. G.
   DROSDICK
  President       0            0         40,000      140,000       697,520    1,968,820
  and
  Chief
  Operating
  Officer
------------------------------------------------------------------------------------------
  R. M.
   AIKEN,
   JR.
  Executive     17,534      196,490     143,180       16,000     1,829,042       35,008
  Vice
  President
  and Chief
  Financial
  Officer
------------------------------------------------------------------------------------------
  D. E. KNOLL
  Senior Vice   27,444/3/   269,302     154,170       10,910     1,883,191       23,871
    President,
  Northeast
  Refining
  and
  Chemicals
------------------------------------------------------------------------------------------
  D. M.
   FRETZ
  Senior        20,338/4/   221,127      57,780       10,910       800,101       23,871
  Vice
  President,
  Lubricants
  and
  Logistics
===========================================================================================

NOTES TO OPTION EXERCISE TABLE:

/1/ Value realized is equal to the difference between the option/SAR exercise price and the fair market value of Sun common stock at the date of exercise multiplied by the number of options/SARs exercised.

/2/ Mr. Campbell retained all 12,516 shares of Sun common stock following the exercise of these stock options which would have expired on December 31, 1997.

/3/ Mr. Knoll retained 1,654 shares of Sun common stock following the exercise of these stock options.

/4/ Ms. Fretz retained 88 shares of Sun common stock following the exercise of these stock options.

                          LONG-TERM INCENTIVE AWARDS

                  PERFORMANCE-BASED COMMON STOCK UNIT AWARDS

================================================================================
                                                         ESTIMATED FUTURE
                                                            PAYOUTS/1/
                                                    --------------------------
                             NUMBER OF  PERFORMANCE                    MAXIMUM
                              COMMON      PERIOD    THRESHOLD  TARGET  (NUMBER
                            STOCK UNITS    UNTIL     (NUMBER  (NUMBER    OF
         NAME          YEAR   (CSUS)      PAYOUT    OF CSUS)  OF CSUS)  CSUS)
================================================================================
  R. H. CAMPBELL       1997   15,000     12/31/00     3,750    15,000  22,500
  Chairman of the      1996   13,000     12/31/99     3,250    13,000  19,500
  Board and Chief
  Executive Officer
--------------------------------------------------------------------------------
  J. G. DROSDICK       1997   12,000     12/31/00     3,000    12,000  18,000
  President and        1996   12,000     12/31/99     3,000    12,000  18,000
  Chief Operating
  Officer
--------------------------------------------------------------------------------
  R. M. AIKEN, JR.     1997    4,600     12/31/00     1,150     4,600   6,900
  Executive Vice       1996    5,520     12/31/99     1,380     5,520   8,280
  President and Chief
  Financial Officer
--------------------------------------------------------------------------------
  D. E. KNOLL          1997    3,100     12/31/00       775     3,100   4,650
  Senior Vice          1996    3,100     12/31/99       775     3,100   4,650
  President,
  Northeast Refining
  and Chemicals
--------------------------------------------------------------------------------
  D. M. FRETZ          1997    3,100     12/31/00       775     3,100   4,650
  Senior Vice          1996    3,720     12/31/99       930     3,720   5,580
  President,
  Lubricants and
  Logistics
================================================================================

NOTE TO PERFORMANCE-BASED COMMON STOCK UNIT TABLE:

/1/ The actual payout of the performance-based common stock units granted will depend upon Sun achieving certain performance levels, based upon total common stock shareholder return, as compared with the total common stock shareholder return of the Performance Peer Group over a three-year performance period from January 1, 1997 through December 31, 1999 for the 1996 awards, and from January 1, 1998 through December 31, 2000 for the 1997 awards. Additionally, if the price of Sun common stock at the end of a performance period is less than the price at the beginning of the period, no common stock units will be earned for the period regardless of how Sun performs in comparison to the Performance Peer Group. The threshold numbers presented represent the payout of common stock units if the minimum performance levels are achieved. No common stock units would be paid out if the minimum levels for each performance period are not met. At the end of each three-year period, the Committee will determine, based upon the Company's performance, the extent to which the target awards have been earned.

                                 PENSION PLANS

This table shows the estimated annual retirement benefits payable to a covered participant based upon the final average pay formulas of the Sun Company, Inc. Retirement Plan ("SCIRP"), the Sun Company, Inc. Pension Restoration Plan, and the Sun Company, Inc. Supplemental Executive Retirement Plan ("SERP"). The estimates assume that benefits are received in the form of a single life annuity.

    =========================================================================
                        ESTIMATED ANNUAL BENEFITS UPON RETIREMENT AT AGE
                                             62 OR
      FINAL AVERAGE                          LATER
       TOTAL CASH          AFTER COMPLETION OF THE FOLLOWING YEARS OF
     COMPENSATION/1/                        SERVICE
                      =======================================================
                        20 YEARS   25 YEARS   30 YEARS   35 YEARS   40 YEARS
    =========================================================================
       $  200,000       $ 80,000   $ 90,000   $100,000   $108,000   115,000
    -------------------------------------------------------------------------
          400,000        160,000    180,000    200,000    215,000   230,000
    -------------------------------------------------------------------------
          600,000        240,000    270,000    300,000    323,000   345,000
    -------------------------------------------------------------------------
          800,000        320,000    360,000    400,000    430,000   460,000
    -------------------------------------------------------------------------
        1,000,000        400,000    450,000    500,000    538,000   575,000
    -------------------------------------------------------------------------
        1,200,000        480,000    540,000    600,000    645,000   690,000
    -------------------------------------------------------------------------
        1,400,000        560,000    630,000    700,000    750,000   805,000
    =========================================================================

NOTE TO PENSION BENEFITS TABLE:

/1/ Final Average Total Cash Compensation is the average of the base salary and annual incentive award in the highest 36 consecutive months during the last 120 months of service. The salaries (excluding any directors' fees from Suncor Inc., a former Canadian subsidiary) and bonuses in the Summary Compensation Table on page 26 reflect the total cash compensation covered by the pension plans.

The retirement benefits shown above for SCIRP, the Pension Restoration Plan and SERP are amounts calculated prior to the Social Security offset. The Social Security offset is equal to one and two-thirds percent of primary Social Security benefits for each year of Retirement Plan participation up to 30 years or a maximum offset of 50% of primary Social Security benefits.

Credited years of service under these plans for the Named Executive Officers as of December 31, 1997 are as follows: R. H. Campbell, 37; J. G. Drosdick, 1;
R. M. Aiken, Jr., 27; D. E. Knoll, 30; and D. M. Fretz, 20. For further information on Mr. Drosdick's pension benefits, see page 33.

                     SEVERANCE PLANS AND OTHER INFORMATION

The Named Executive Officers participate in plans with certain other key management personnel which provide for severance benefits in the event they are involuntarily terminated without cause by Sun. In the case of the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer, severance payments would be equal to two years of base salary plus guideline annual incentive. The other Named Executive Officers would receive such payments for one and one-half years. If termination (whether actual or constructive) occurs within two years of a Change in Control of Sun, severance would be payable in a lump sum equal to three years of base salary plus guideline annual incentive for the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer, and two years for the other Named Executive Officers. Based upon base salary and guideline annual incentive for 1997, payments under these plans would have been as follows:

=======================================================================================
        NAME               INVOLUNTARY TERMINATION               CHANGE IN CONTROL/1/
=======================================================================================
  R. H. Campbell                 $2,283,880                           $3,425,820
---------------------------------------------------------------------------------------
  J. G. Drosdick                    840,060/2/                         2,520,180
---------------------------------------------------------------------------------------
  R. M. Aiken, Jr.                  997,504                            1,496,256
---------------------------------------------------------------------------------------
  D. E. Knoll                       668,799                              891,732
---------------------------------------------------------------------------------------
  D. M. Fretz                       601,329                              801,772
=======================================================================================

NOTES TO SEVERANCE BENEFITS TABLE:

/1/ For purposes of these arrangements, a "Change in Control" means the occurrence of any of the following events or transactions:

    (a) Those directors who were members of Sun's Board of Directors immediately prior to any of the following transactions cease, within one year of a control transaction, to constitute a majority of either Sun's Board or the Board of any successor to Sun (or to all or substantially all of Sun's assets):

        (1) any tender offer for or acquisition of Sun's capital stock;

        (2) any merger, consolidation, or sale of all or substantially all of Sun's assets; or

        (3) the submission of a nominee or nominees for the position of director of Sun, in a proxy solicitation or otherwise, by a shareholder or group of shareholders acting in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended; or

    (b) Any entity, person (or group of persons acting in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended), acquires shares of Sun Company, Inc. in a transaction or series of transactions that results in such entity, person or Group directly or indirectly owning beneficially more than twenty percent (20%) of the outstanding voting shares of Sun Company, Inc.

/2/ Mr. Drosdick is not eligible to participate in the involuntary termination plan until the expiration of his three-year employment contract on November 15, 1999. The amount presented represents the severance provisions of this contract.

Each eligible executive will be entitled to medical, life insurance and disability coverage for up to the number of years of severance received, at the same rate that such benefits are provided to all active employees of Sun. In the case of a Change in Control, the plans also provide for protection of certain pension benefits which would have been earned during the years for which severance was paid and reimbursement for any additional tax liability incurred as a result of excise taxes imposed on payments deemed to be attributable to the Change in Control. Sun's long-term incentive compensation plans provide that upon a Change in Control, all stock options become immediately exercisable, and all common stock unit awards are paid out regardless of whether performance targets have been met.

When Mr. Drosdick became President and Chief Operating Officer in 1996, he entered into a three-year employment agreement with Sun that specifies his minimum base salary and eligibility for annual incentive awards. Under the terms of the agreement, Mr. Drosdick received a one-time grant of 100,000 stock options under Sun's Executive Long-Term Stock Investment Plan (ELSIP) exercisable November 15, 1998 at an exercise price of $23.25, and 25,000 common stock units with a value of $581,250 on the date of grant. Mr. Drosdick's employment agreement provides that he is eligible to participate in Sun's Supplemental Executive Retirement Plan ("SERP"), and that any SERP benefit payable to him will be offset by accrued benefits from the pension plans of prior employers. Assuming a retirement age of 62 and the satisfaction of applicable plan conditions, the estimated total annual retirement benefit under Sun's plans to be paid to Mr. Drosdick based upon his 1997 salary and guideline annual incentive would be approximately $200,000.

DIRECTORS' & OFFICERS' INDEMNIFICATION AGREEMENTS

Sun's bylaws require that Sun indemnify its directors and officers, to the extent permitted by Pennsylvania law, against any costs, expenses (including attorneys' fees) and other liabilities to which they may become subject by reason of their service to Sun. To insure against such liabilities, Sun has purchased liability insurance for its directors and officers and has entered into indemnification agreements with its directors and certain key executive officers and other management personnel. This insurance and the indemnification agreements supplement the provisions in Sun's Articles of Incorporation which eliminate the potential monetary liability of directors and officers to Sun or its shareholders in certain situations as permitted by law.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Sun believes that during 1997, all SEC filings of its officers, directors and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act, based on a review of forms filed, or written notice that no annual forms were required.

By Order of the Board of Directors,

Ann C. Mule
General Attorney and Corporate Secretary
Philadelphia, PA
March 23, 1998

                             YOUR VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE

Your vote is important. Please sign and date your proxy card below. After voting on the reverse side, detach the proxy card and return it in the envelope provided, whether your holdings are large or small, thus assuring your representation at the 1998 ANNUAL MEETING.

SUN COMPANY INC.
Ten Penn Center
1801 Market Street
Philadelphia, PA 19103-1699

THIS PROXY AND VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUN COMPANY, INC. FOR THE MAY 7, 1998 ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS THEREOF.

COMMON STOCK PROXY CARD

The undersigned appoints R. H. CAMPBELL and J. L. FOLTZ and each of them, with full power of substitution, as proxies and attorneys-in-fact (the "Proxies") to vote as indicated all shares of Sun Company, Inc. Common Stock, which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the 1998 Annual Meeting. This proxy card also provides voting instructions for shares held for the account of the undersigned, if any, in the Sun Company, Inc. Capital Accumulation Plan. For additional explanatory information, see the "Questions and Answers" section on pages 3 to 6 of the accompanying proxy statement.

SIGNATURE _________________________________
SIGNATURE _________________________________
DATED ________________________, 1998

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title. If stock is jointly owned, each joint owner should sign.

CONTINUED ON REVERSE SIDE

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED BY THE PROXIES IN THE MANNER DESIGNATED BELOW. IF THIS PROXY CARD IS RETURNED SIGNED, BUT THERE IS NO INDICATION OF A VOTE OR IF IT IS NOT CLEAR WHICH BOX IS CHECKED, THE PROXIES WILL VOTE FOR ITEMS (1) AND (2). SUNCAP SHARES WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THAT PLAN.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS (1) AND (2).

(1) ELECTION OF DIRECTORS

R. H. CAMPBELL   J. G. DROSDICK R. B. GRECO    R. A. PEW        A. B. TROWBRIDGE
R. E. CARTLEDGE  M. J. EVANS    J. G. KAISER   W. F. POUNDS
R. E. CAWTHORN   T. P. GERRITY  R. D. KENNEDY  G. J. RATCLIFFE

[_] FOR All Nominees Listed             [_] AGAINST All Nominees Listed

TO VOTE AGAINST ANY NOMINEE, LIST NOMINEE'S NAME.
--------------------------------------------------------------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE (TO ABSTAIN), LIST
 NOMINEE'S NAME.
--------------------------------------------------------------------------------
(2) Approval of the appointment of Ernst & Young LLP as independent auditors for the fiscal year 1998.

[_] FOR         [_] AGAINST       [_] ABSTAIN


[_] Please check ONLY if you plan to attend the 1998 Annual Meeting. Admission tickets are required and will be mailed to you.

PLEASE SIGN AND DATE YOUR PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

Your vote is important. Please sign and date your proxy card below. After voting on the reverse side, detach the proxy card and return it in the envelope provided, whether your holdings are large or small, thus assuring your representation at the 1998 ANNUAL MEETING.

SUN COMPANY INC.
Ten Penn Center
1801 Market Street
Philadelphia, PA 19103-1699

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUN COMPANY, INC. FOR THE MAY 7, 1998 ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS THEREOF.

DEPOSITARY SHARES REPRESENTING SERIES A CUMULATIVE PREFERENCE STOCK

The undersigned holder of Depositary Shares instructs First Chicago Trust Company of New York ("First Chicago") to vote, as indicated, all shares of Sun Company, Inc. Series A Cumulative Preference Stock ("Preference Stock"), as to the voting of which the undersigned is entitled to instruct First Chicago to vote, and in First Chicago's discretion, to vote upon such other business as may properly come before the 1998 Annual Meeting. First Chicago has authorized The Corporation Trust Company to tabulate the vote received and has further authorized and instructed R.H. CAMPBELL and J.L. FOLTZ and each of them, with full power of substitution, to act as First Chicago's proxies and attorneys-in-fact (the "Proxies") to vote as indicated all Depositary Shares and thereby the underlying Preference Stock held by the undersigned. The undersigned hereby approves the appointment of such proxies by First Chicago. For additional explanatory information see the "Questions and Answers" section on pages 3 to 6 of the accompanying proxy statement.

SIGNATURE _________________________________
SIGNATURE _________________________________
DATED ________________________, 1998

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title. If stock is jointly owned, each joint owner should sign.

CONTINUED ON REVERSE SIDE

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED BY THE PROXIES IN THE MANNER DESIGNATED BELOW. IF THIS PROXY CARD IS RETURNED SIGNED, BUT THERE IS NO INDICATION OF A VOTE OR IF IT IS NOT CLEAR WHICH BOX IS CHECKED, THE PROXIES WILL VOTE FOR ITEMS (1) AND (2). THE PROXIES WILL NOT VOTE THE PREFERENCE STOCK TO THE EXTENT THAT PROXY CARDS ARE NOT RECEIVED FROM THE HOLDERS OF THE DEPOSITARY SHARES.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS (1) AND (2).
(1) ELECTION OF DIRECTORS

R. H. CAMPBELL   J. G.DROSDICK  R. B. GRECO    R. A. PEW       A. B. TROWBRIDGE
R. E. CARTLEDGE  M. J. EVANS    J. G. KAISER   W. F. POUNDS
R. E. CAWTHORN   T. P. GERRITY  R. D. KENNEDY  G. J. RATCLIFFE

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 NOMINEE'S NAME.
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(2) Approval of the appointment of Ernst & Young LLP as
 independent auditors for the fiscal year 1998.

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[_] Please check ONLY if you plan to attend the 1998 Annual Meeting. Admission tickets are required and will be mailed to you.

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IN THE ENVELOPE PROVIDED.